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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 Judiciary Plaza, 100 F Street, N.E., Room 1580,
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - December 20, 2007

                       Commission File Number: 0001370489

                          BLUEFIRE ETHANOL FUELS, INC.
              (Exact name of registrant as specific in its charter)

         NEVADA                                                20-4590982
(State of Incorporation)                              (I.R.S. Employer I.D. No.)

                                    31 MUSICK
                            IRVINE, CALIFORNIA 92618
          (Address of principal executive offices, including zip code)

                                 (949) 588-3767
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ [ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02, DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

On December 20, 2007, the Company's Board of Directors granted the following options to purchase Company common stock as compensation, pursuant to, and according to the terms of the Company's 2006 Amended and Restated Incentive and Non-Statutory Stock Option Plan and form Stock Option Agreement:


(a)    Arnold Klann, Chairman and CEO: 278,409 options broken down as follows:
       i. 28,409 Incentive Stock Options ("ISO's") at an exercise price of $3.52 (110% of closing price on date of grant) with 100% vesting on the date of grant and a five year expiration.

       ii.    250,000 Non-qualified Stock Options ("NSO's") at an $3.20 (2)

(b)    Necitas Sumait, SVP and Director: 206,250 options broken down as follows:
       i.     31,250 ISO's (1)
       ii.    175,000 NSO's (2)

(c)    John Cuzens, SVP: 206,250 options broken down as follows:
       i.     31,250 ISO's (1)
       ii.    175,000 NSO's (2)

(d)    Christopher Scott, CFO: 206,250 options broken down as follows:
       i.     31,250 ISO's (1)
       ii.    175,000 NSO's (2)


(1) These stock options have an exercise price of $3.20 (100% of the closing price on the date of grant), with 100% vesting on the date of grant and a five year expiration.

(2) These stock options have an exercise price of $3.20 and a 5 year expiration. These stock options have the following vesting schedule:
              a.     50% vest immediately
              b. 25% vest when BlueFire closes the remainder of funding for Lancaster Project (defined as no less than $15 million at either the corporate or project level)
              c.     25% vest at the start of construction of the Lancaster
                     Project


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Date: December 24, 2007                    BLUEFIRE ETHANOL FUELS, INC.


                                           By: /s/ Arnold Klann
                                               ---------------------------------
                                               Arnold Klann
                                               Chief Executive Officer, Director